Exhibit 99.1

NASDAQ: TBBK
The Bancorp, Inc. • Investor Presentation • Sandler O’Neill Conference
November 2011

Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are
“forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,”
“anticipate,” “estimate,” “continue,” or similar words. For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of
The Bancorp, Inc.’s prospectus supplement. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. - Planning for Growth with Safety and Soundness
• Strategic Goal:
 ▪ Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 ▪ Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 ▪ Assets - Focus on asset classes including loans and securities appropriate to our expertise to deliver the requisite risk-adjusted returns to achieve above peer net interest margins
 ▪ Non-Interest Income - Generate non-interest income, through our deposit and asset approaches, sufficient to at least offset non-interest expenses
 ▪ Core Earnings - Leverage infrastructure investment to grow core earnings by creating efficiencies of scale

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Debit Cards
Direct Deposit
ATM
Branch Banking (at least once in last 12 months)
Online Banking (% of U.S. banking households)
Mobile Banking
Remote Deposit Capture

The Bancorp Inc.

The Bancorp, Inc. - Planning for Growth
Consumer Distribution Channel Penetration
Percent of U.S. Households, 1980-2009
Source: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal, Mercatus Analytics

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(dollars in thousands)
2009
2010
Projected 2011

The Bancorp Inc.

Non-Interest Income (1) (2)
Focus on Low Interest Rate Environment
(1) Excludes gains and losses on investment securities.
(2) Projection based on the actual YTD 2011 non-interest income and projected Q4 2011 non-interest income, excludes gains on investment securities and OTTI.
47.8%
CAGR

(dollars in thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$14,152
$21,595
9/30/2010 YTD
9/30/2011 YTD

Category:	Year over year increase
Stored value income:	62.4%
Leasing income:	(1.1%)
Merchant income:	13.6%
Deposit and HSA fees:	32.5%
Debit card income:	44.9%
Other:	247.5%

The Bancorp Inc.

Non-Interest Income-Generating Strategies: Growth and Sustainability
(1) Excludes gains on investment securities.
(2) Excluding a one time legal settlement of $718,000 in first nine months of 2011 the percentage increase would have been 127.8%.
Continued growth in non-interest income(1) from all business segments.
(2)

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(dollars in thousands)
2009
2010
Projected 2011
Q4
Q3
Q2
Q1

The Bancorp Inc.

Core Operating Earnings(1)
Operating Leverage
(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes core operating earnings to measure the combined impact of changes in net interest income and non-interest income.  Other companies may calculate core earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.\
(2) Projections based on the actual YTD 2011 core operating earnings and projected Q4 2011 core operating earnings.
.
23.0%
CAGR

Business Model: A Distinct Business Strategy
DEPOSITS
• Private-Label Banking: stable, lower-cost core deposits ▪ Healthcare ▪ Merchant Processing ▪ Prepaid Cards ▪ Wealth Management • Community Bank
Net Interest Margin
INCOME
Non-Interest Income: Stored value, leasing and merchant processing
ASSETS

 • Community Bank
 ▪ Above-peer credit quality, well-collateralized loans
 to local businesses and individuals in the
 Philadelphia/Wilmington market area
 • Automobile Fleet Leasing
 • Wealth Management
 ▪ Securities backed loans
 • Government Guaranteed Lending
 ▪ SBA Guaranteed Lending Program for National
 Franchises
 • Securities Portfolio:
 ▪ Primarily highly rated government obligations

Deposit-Generating Strategies: Our Distinct Approach
The Bancorp employs a multi-channel growth strategy in gathering attractively priced, long-duration deposits on a national scale.
•Private-Label Banking
 ▪ Provider of private-label banking services to more than 300 non-bank financial service providers
 ▪ Access to large customer groups at lower acquisition costs
 ▪ Private-label customers derive from four main sources:
 • Healthcare
 • Merchant Processing
 • Prepaid Cards
 • Wealth Management
•Community Bank

Deposit-Generating Strategies: Growth and Low Cost
The Bancorp has experienced strong growth in deposits at below-peer costs.
Growth in Average Deposits
	YTD Average Deposits (dollars in thousands)	Cost of Funds	Peer Cost of Funds(1)
2011	$ 2,505,555	0.45%	0.99%
2010	$ 1,979,771	0.70%	1.22%
Increase	$ 525,784
% Increase	26.56%
(1) Peer data source as of June 2011: BankRegData of 100 most comparable Banks measuring interest expense to interest bearing assets.

Deposit-Generating Strategies: Sticky and Long-Term
The Bancorp has long-term, often exclusive agreements in place with its private-label banking partners. We have retained 99% of maturing contracts.
Private Label Agreements by Remaining Contractual Term

1031 Exchange 3.4%
Merchant Processing 3.7%
Community Bank 12.0%
Wealth Management 16.1%
Healthcare 12.0%
Prepaid Cards (including DDA) 52.8%

CDs < $100k, 0.8%
CDs > $100k, 0.3%
MMDA & Savings, 38.1%
Checking, 60.8%

The Bancorp Inc.

Growth Engine: Where Do Deposits Come From?
Significant growth in stored value, healthcare and other deposit business lines support significantly lower average cost of deposits.
September 30, 2011
Category	Balance (in millions)	Avg. Cost
Community Bank	$ 370	0.43%
Healthcare	$ 369	1.22%
Prepaid Cards (including demand deposit accounts)	$ 1,619	0.05%
Wealth Management	$ 496	0.66%
Merchant Processing	$ 115	0.38%
1031 Exchange	$ 104	0.72%
Total Deposits: $3.1 billion
Average Cost: 0.45%
(Peer Average Cost: 0.99%)(1)
(1) Peer data source as of June 30, 2011: BankRegData of 100 most comparable Banks measuring interest expense to interest bearing assets.

September30, 2011

Investment Securities, 20.4%
Leasing Portfolio, 6.0%
Community Bank Lending, 64.8%
Wealth Management Lending, 7.6%
Government Guaranteed Lending, 1.2%

Category	Balance	Avg. Yield

The Bancorp Inc.

Primary Asset-Generating Strategies: Business Line Overview
• Community Bank
 ▪ Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington
 banking market
• Automobile Fleet Leasing
 ▪ Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 50% of portfolio leased by state and federal agencies
• Wealth Management
 ▪ 16 partners, managing $200 billion in assets
 • SEI Investments, Legg Mason
 ▪ Generates securities backed loans and other loans
• Government Guaranteed Lending (GGL)
 ▪ Loans from $250,000 to $1.5 million primarily to franchisees such as UPS stores, Massage Envy, FASTSIGNS and Save
 a Lot which are 75% guaranteed by the U.S. government.
 Recently approved lines $100 +million in new lines.
• Securities
 ▪ Primarily:
 ▪ High credit quality tax exempt municipal obligations
 ▪ U.S. Government agency securities primarily 4-5 year
 average lives

As with funding, The Bancorp employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations.
	(in thousands)
Community Bank	$ 1,398,264	4.37%
GGL	$ 24,950	5.02%
Wealth Management	$ 163,034	3.23%
Leasing Portfolio	$ 129,400	7.37%
Investment Securities	$ 439,811	3.84%

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
TBBK
Regional Peers(2)
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11

1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
TBBK
Regional Peers
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11

1000%
800%
600%
400%
200%
0%
TBBK
Regional Peers
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11

Texas Ratio - Peers (1),(2)

25%
20%
15%
10%
5%
0%
TBBK
Regional Peers
2007 2008 2009 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11

The Bancorp Inc.

Non-Accrual Loans/Total Loans(1)
Reserves/Loans(1)
Asset Quality Overview
(1) Regional peers include publicly traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of December 31, 2010; graphs represent median values.
(2) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity).
Source: SNL Financial
Reserves/Nonaccrual and Restructured Loans(1)

The Bancorp, Inc. - Planning for Growth with Safety and Soundness
• Strategic Goal:
 ▪ Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 ▪ Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 ▪ Assets - Focus on asset classes including loans and securities appropriate to our expertise to deliver the requisite risk-adjusted returns to achieve above peer net interest margins
 ▪ Non-Interest Income - Generate non-interest income, through our deposit and asset approaches, sufficient to at least offset non-interest expenses
 ▪ Core Earnings - Leverage infrastructure investment to grow core earnings by creating efficiencies of scale

NASDAQ: TBBK
APPENDIX

Capital Ratios and Selected Financial Data
	As of or for the three months ended	As of or for the three months ended
	September 30, 2011	September 30, 2010
	(dollars in thousands)	(dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	7.92%	7.57%
Tier 1 capital to average assets	9.60%	8.67%
Tier 1 capital to total risk-weighted assets	14.90%	12.25%
Total Capital to total risk-weighted assets	16.16%	13.50%
Allowance for loan and lease losses to total loans	1.61%	1.37%

Balance Sheet Data:
Total assets	$ 3,393,013	$ 2,659,676
Total loans, net of unearned costs (fees)	$ 1,715,648	$ 1,590,507
Allowance for loan and lease losses	$ 27,671	$ 21,798
Total cash and cash equivalents	$ 1,191,268	$ 749,805
Total investments	$ 439,811	$ 270,696
Deposits	$ 3,073,501	$ 2,442,387
Short-term borrowings	$ 0	$ 0
Shareholders’ equity	$ 268,679	$ 201,432

Selected Ratios:
Return on average assets	0.33%	0.10%
Return on average common equity	3.47%	1.15%
Net interest margin	3.14%	3.26%
Book value per share	$ 8.09	$ 7.69

Current Loan Portfolio and Asset Quality Overview at 6/30/2011
Category	Balance (in thousands)	% of Total Loans	Nonaccrual Loans (in thousands)	Nonaccrual/ Total Loans	OREO (in thousands)	30-89 Days Delinquent (in thousands)	90+ Days Delinquent (in thousands)	Quarter Charge-offs (net in thousands)
Commercial	$ 461,679	27%	$ 4,212	0.25%	$ 700	$ 1,716	$ 3,657	$ (2,030)
Commercial mortgage	$ 577,237	33%	3,848	0.22%	855	445	1,436	(540)
Construction	$ 242,806	14%	2,321	0.14%	2,020	1,341	391	(502)
Direct financing leases (auto leases)	$ 129,400	8%	-	0.00%	-	1,148	65	-
Residential mortgage	$ 96,139	6%	5,260	0.31%	2,840	-	-	(1,828)
Securities backed loans and other	$ 205,243	12%	1,560	0.09%	-	35	1	(134)
Total	$ 1,712,504	100%	$ 17,201	1.01%	$ 6,415	$ 4,685	$ 5,550	$ (5,034)

Healthcare Affinity Relationships
• We are currently the 6th largest financial institution
 in the Health Savings Account (HSA) space.(1)
• We service insurance carriers, third-party
 administrators and large brokerage firms for
 distribution of HSAs and related accounts.
• Dynamics of the healthcare insurance industry are
 generating rapid growth in the HSA market:
 ▪ Between January 2008 and January 2009,
 there was a 46% increase in the number of
 HSAs nationally.(2)
 ▪ During that same period, HSA custodians and
 administrators reported that assets grew by
 62.6%.(2)
 ▪ Since 2003, the number of Americans with
 HSAs and High-Deductible Health Plans
 (HDHPs) has grown to over 8 million, from a
 base of 3 million.(3)
 ▪ Growth trends are expected to continue,
 reaching 11-13 million accounts and assets of
 $35 to $45 billion.(3)
Prepaid Card Affinity Relationships
• We are a market leader in a rapidly growing market
 for open loop prepaid debit cards:
 ▪ 5th largest prepaid commercial debit card
 issuer(4)
 ▪ 21st largest overall commercial card issuer(4)
• The aggregate size of the market is forecasted to
 grow at 35% annual rate.
 ▪ Open loop products forecasted to grow to
 $125 billion in 2011, compared to $39 billion
 in 2007(5)
• We are the industry’s largest Agent Bank gift card
 issuer.
• We serve clients such as Western Union, Intuit,
 Deluxe Check Printers, Digital, Incomm and
 Univision.
Deposit-Generating Strategies: Grow Market Share in Expanding Markets
(1) According to the publication “Inside Consumer Directed Health Care,” March 2010
(2) Celent, “HSA Benchmarking Analysis: Market Trends and Economics 2009,” March 2009
(3) AHIP’s Center for Policy and Research, January 2009 census HSA/High-Deductible Health Plans
(4) Nilson Report, June 2009
(5) Mercator Advisory Group

Wealth Management Affinity Relationships
Wealth management provides deposit and lending
services to wealth management platforms and firms -
including limited-purpose trust companies,
broker/dealers and TPAs/record keepers:
Wealth Management Bank Affinities:
•Currently 16 relationships representing approximately
$200 billion in assets under management
•Over 7,000 investment advisors serving more than
280,000 clients
•SEI, Legg Mason, Commonfund
Master Demand Account (MDA) - DTC/NSCC-traded
ERISA-qualified bank deposit account:
•Trades on the DTC/NSCC like Money Market Mutual
Funds
•FDIC insurance passed through to 401(k) participant
•Schwab, Matrix, SunGard, Ascensus, Great-West
•Growth potential due to growing demographics of
retirement market
Safe Harbor IRA Rollovers:
•WMSI
Merchant Processing Relationships
• Top 20 Acquiring Bank for credit and debit card
 processing
• Top 50 Originating Bank for ACH processing
• Combined annual processing volume of $25 billion
• Numerous third-party channels, including: Fiserv,
 FIS, TSYS, BankServ, Heartland, Planet Payment
 and Health Equity
Deposit-Gathering Strategies: Grow Market Share in Expanding Markets

Bancorp’s Real Estate Lending Business Targets Well-Positioned
Attractive, Stable Markets
• Commercial lending is substantially all in greater Philadelphia/Wilmington metropolitan area
 ▪ Consists of the 12 counties surrounding Philadelphia and Wilmington, including Philadelphia, Delaware,
 Chester, Montgomery, Bucks and Lehigh Counties in Pennsylvania; New Castle County in Delaware; and
 Mercer, Burlington, Camden, Ocean and Cape May Counties in New Jersey.
• Philadelphia/Wilmington and the surrounding markets encompass a large population, stable economic activity and attractive demographics.
• Throughout the current down cycle and in prior cycles, the Philadelphia region has exhibited significant stability, which is reflected in a lesser reduction in housing prices and negative equity compared to the rest of the nation, as shown below.
	Home Prices Q1-2008 to Q1-2011	Home Prices Q1-2010 to Q1-2011
United States	-21.3%	-5.1%
Philadelphia, PA	-10.2%	-4.6%
2nd Quarter 2011	US	NJ	DE	PA
% of Homes with Negative Equity	22.5%	16.4%	14.5%	7.8%

NASDAQ: TBBK
www.thebancorp.com